Supplement, dated June 20, 2012

to Prospectuses and Brochures, dated May 1, 2012

SUPPLEMENT

to the Brochures of Mutual of America Life Insurance Company Separate Account No. 1, and the Prospectuses of

Mutual of America Separate Accounts No. 2 and No. 3

This Supplement describes proposed changes to the investment alternatives offered under your policy or contract.  Please read it carefully and retain it for future reference with the Brochures for Separate Account No. 1 and the Prospectuses for Separate Accounts No. 2 and No. 3.

In July 2012, Mutual of America Life Insurance Company (the “Company”) intends to file a substitution application with the Securities and Exchange Commission (the “SEC”) for an order permitting the replacement of certain investment alternatives under your policy or contract (the “Replaced Funds”) with certain other investment alternatives (the Replacement Funds”), as follows:

Replaced Funds	Replacement Funds
Class A Shares of the DWS Bond VIP Fund of the DWS Variable Series I	Shares of the Mutual of America Bond Fund of the Mutual of America Investment Corporation
Class A Shares of the DWS International VIP Fund of the DWS Variable Series I	Shares of the Vanguard International Portfolio of the Vanguard Variable Insurance Fund

The Replacement Funds have similar investment objectives and strategies as their respective Replaced Funds.  Also, the current overall expenses of each Replacement Fund has been less than the expenses of the respective Replaced Fund and, over the past several years, the investment performance of each Replacement Fund has been better than that of the respective Replaced Fund.  Please refer to the prospectuses of the Replaced Funds and Replacement Funds dated May 1, 2012 that we have previously provided to you.

Should you not want your entire Account Value in the Replaced Funds to be automatically transferred to their respective Replacement Funds on the date the substitution takes effect (“Substitution Date”), you should consider transferring your Account Value in the Replaced Funds to other investment alternatives available under your contract with Mutual of America or, subject to the provisions of your Employer’s Plan or the applicable contract, to a new provider prior to the Substitution Date.  The Company does not impose charges or restrictions (other than restrictions under its frequent transfer policies) in connection with the transfer among or withdrawal from any of the investment alternatives available under your policy or contract.  Please do not hesitate to contact us at 1-800-468-3785 so we can promptly address any questions you may have with these proposed investment fund substitutions.

The Company will bear all expenses related to such substitutions, and there will be no tax consequences for you.  If the Company’s substitution application is approved, the Company will provide you with additional advance notice of Substitution Date.  The Company will carry out the substitutions by redeeming the shares of the Replaced Funds and purchasing the shares of the Replacement Funds.  Any Account Value that you have allocated to a subaccount investing in a Replaced Fund on the Substitution Date will, in effect, be transferred to the subaccount investing in the corresponding Replacement Fund and any allocations designated to a Replaced Fund will be automatically allocated to the corresponding Replacement Fund.  While your Account Value will not change as a result of these substitutions, the number of units you receive in the Replacement Funds may be different from the number of units you held in the Replaced Funds.

You have been previously provided with the current prospectuses for the Replacement Funds.  You can obtain another copy of the Replacement Funds prospectuses by visiting our website at mutualofamerica.com, or by calling 1-800-468-3785.